UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):               December 21, 2007
Grubb & Ellis Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-52612 (Commission File Number)	20-3975609 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code:               714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on December 31, 2007, reporting our acquisitions of The Myrtles at Olde Towne and The Heights at Olde Towne, both located in Portsmouth, Virginia, or collectively, the Properties. We subsequently filed a Current Report on Form 8-K/A, Amendment No. 1, on March 7, 2008, in which we incorporated by reference the financial information for the Properties required by Item 9.01 of Form 8-K to Supplement No. 3 dated March 6, 2008 to our prospectus dated December 19, 2007 and filed in Post-Effective Amendment No. 7 to our Form S-11 (File No. 333-130945), which was filed with the Securities and Exchange Commission on March 6, 2008. We are now filing this Current Report on Form 8-K/A, Amendment No. 2, to include the financial information for the Properties required by Item 9.01 of Form 8-K in order to take advantage of recent amendments to Form S-11 that allow issuers to incorporate by reference information contained in reports filed pursuant to Section 13(a) or Section 15(d) under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

			Page
(a)	Financial statements of businesses acquired.

	The Myrtles at Olde Towne

	I.	Independent Auditors’ Report	3

	II.	Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and for the Year Ended December 31, 2006	4

	III.	Notes to the Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and for the Year Ended December 31, 2006	5

	The Heights at Olde Towne

	IV.	Independent Auditors’ Report	7

	V.	Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and for the Year Ended December 31, 2006	8

	VI.	Notes to the Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and for the Year Ended December 31, 2006	9

(b)	Pro forma financial information.

	Grubb & Ellis Apartment REIT, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2007 and for the Nine Months Ended September 30, 2007 and for the Period from January 10, 2006 (Date of Inception) through December 31, 2006	11

	II.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007	12

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007	13

	IV.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 10, 2006 (Date of Inception) through December 31, 2006	14

	V.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2007 and for the Nine Months Ended September 30, 2007 and for the Period from January 10, 2006 (Date of Inception) through December 31, 2006	15

Independent Auditors’ Report
To the Board of Directors
Grubb & Ellis Apartment REIT, Inc.

We have audited the accompanying statement of revenues and certain expenses of The Myrtles at Olde Towne, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of The Myrtles at Olde Towne for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/  KMJ Corbin & Company LLP
KMJïCorbin & Company LLP

Irvine, California
January 7, 2008

The Myrtles at Olde Towne
Statements of Revenues and Certain Expenses

For the Nine Months Ended September 30, 2007 (Unaudited)
and for the Year Ended December 31, 2006

	Nine Months Ended	Year Ended
	September 30, 2007	December 31, 2006

Revenues:
Rental and other property revenue	$2,748,000	$3,481,000

Certain expenses:
Grounds and building maintenance	428,000	531,000
Real estate taxes	222,000	295,000
Electricity, water and gas utilities	125,000	142,000
Property management fees	80,000	105,000
Insurance	62,000	109,000
General and administrative	535,000	688,000

Total certain expenses	1,452,000	1,870,000

Revenues in excess of certain expenses	$1,296,000	$1,611,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

The Myrtles at Olde Towne

Notes to the Statements of Revenues and Certain Expenses
for the Nine Months Ended September 30, 2007 (Unaudited)
and for the Year Ended December 31, 2006

Note 1.  Organization and Basis of Presentation

Organization — The accompanying statements of revenues and certain expenses include the operations of The Myrtles at Olde Towne, or the Property, located in Portsmouth, VA. The Property is a 246 unit residential apartment complex and was 94% leased as of December 31, 2006.

Basis of Presentation — The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Apartment REIT, Inc. in the future operations of the Property have been excluded.

Note 2.  Summary of Significant Accounting Policies

Revenue Recognition — The Property leases multi-family residential apartments under operating leases generally with terms of one year or less. Rent and other property revenue is recorded when due from residents and is recognized monthly as it is earned. Other property revenue consists primarily of utility rebillings, other expense reimbursements, and administrative, application and other fees charged to residents.

Repairs and Maintenance — Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

Unaudited Interim Information — The statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Note 3.  Related Party Transactions

The owners of the Property have contracted with a related party to manage the Property. Monthly fees for property management services are the greater of 3.0% of gross revenues, or $2,500. For the year ended December 31, 2006 and for the nine months ended September 30, 2007 (unaudited), the Property incurred expenses of $105,000 and $80,000, respectively, related to property management fees.

The owners of the Property have contracted with a related party to provide property and liability insurance. For the year ended December 31, 2006 and for the nine months ended September 30, 2007

The Myrtles at Olde Towne

Notes to the Statements of Revenues and Certain Expenses
for the Nine Months Ended September 30, 2007 (Unaudited)
and for the Year Ended December 31, 2006 — (Continued)

(unaudited), the Property incurred expenses of $109,000 and $62,000, respectively, related to insurance expense.

NOTE 4.  Commitments and Contingencies

Litigation — The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters — In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters — Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 5.  Subsequent Event

On December 21, 2007, Grubb & Ellis Apartment REIT, Inc., through its subsidiary, purchased the Property for a purchase price of $36,000,000, plus closing costs.

Independent Auditors’ Report
To the Board of Directors
Grubb & Ellis Apartment REIT, Inc.

We have audited the accompanying statement of revenues and certain expenses of The Heights at Olde Towne, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of The Heights at Olde Towne for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/  KMJ Corbin & Company LLP
KMJïCorbin & Company LLP

Irvine, California
January 7, 2008

The Heights at Olde Towne
Statements of Revenues and Certain Expenses

For the Nine Months Ended September 30, 2007 (Unaudited)
and for the Year Ended December 31, 2006

	Nine Months Ended	Year Ended
	September 30, 2007	December 31, 2006

Revenues:
Rental and other property revenue	$1,506,000	$1,848,000

Certain expenses:
Grounds and building maintenance	319,000	458,000
Real estate taxes	89,000	99,000
Electricity, water and gas utilities	156,000	151,000
Property management fees	44,000	54,000
Insurance	18,000	21,000
General and administrative	335,000	382,000

Total certain expenses	961,000	1,165,000

Revenues in excess of certain expenses	$545,000	$683,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

The Heights at Olde Towne

Notes to the Statements of Revenues and Certain Expenses
for the Nine Months Ended September 30, 2007 (Unaudited)
and for the Year Ended December 31, 2006

Note 1.  Organization and Basis of Presentation

Organization — The accompanying statements of revenues and certain expenses include the operations of The Heights at Olde Towne, or the Property, located in Portsmouth, VA. The Property is a 148 unit residential apartment complex and was 94% leased as of December 31, 2006.

Basis of Presentation — The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Apartment REIT, Inc. in the future operations of the Property have been excluded.

Note 2.  Summary of Significant Accounting Policies

Revenue Recognition — The Property leases multi-family residential apartments under operating leases generally with terms of one year or less. Rent and other property revenue is recorded when due from residents and is recognized monthly as it is earned. Other property revenue consists primarily of utility rebillings, other expense reimbursements, and administrative, application and other fees charged to residents.

Repairs and Maintenance — Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

Unaudited Interim Information — The statement of revenues and certain expenses for the nine months ended September 30, 2007 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Note 3.  Related Party Transactions

The owners of the Property have contracted with a related party to manage the Property. Monthly fees for property management services are the greater of 3.0% of gross revenues, or $2,500. For the year ended December 31, 2006 and for the nine months ended September 30, 2007 (unaudited), the Property incurred expenses of $54,000 and $44,000, respectively, related to property management fees.

The owners of the Property have contracted with a related party to provide property and liability insurance. For the year ended December 31, 2006 and for the nine months ended September 30, 2007 (unaudited), the Property incurred expenses of $21,000 and $18,000, respectively, related to insurance expense.

The Heights at Olde Towne

Notes to The Statements of Revenues and Certain Expenses
for the Nine Months Ended September 30, 2007 (Unaudited)
and for the Year Ended December 31, 2006 — (Continued)

Note 4.  Commitments and Contingencies

Litigation — The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters — In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters — Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

Note 5.  Subsequent Event

On December 21, 2007, Grubb & Ellis Apartment REIT, Inc., through its subsidiary, purchased the Property for a purchase price of $17,000,000, plus closing costs.

Grubb & Ellis Apartment REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements
as of September 30, 2007 and for the Nine Months Ended September 30, 2007
and for the Period from January 10, 2006 (Date of Inception) through December 31, 2006

The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical September 30, 2007 and December 31, 2006 consolidated financial statements included elsewhere in this prospectus. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 is presented as if we acquired the Villas of El Dorado Apartments, or the El Dorado property, and entered into a loan agreement with Wachovia Bank, National Association, or Wachovia, for an aggregate principal amount of up to $10,000,000 maximum, or the Wachovia Loan, or collectively the Q4 2007 Previously Reported Transactions, and acquired The Myrtles at Olde Towne, or the Myrtles property, and The Heights at Olde Towne, or the Heights property, on September 30, 2007. Collectively, these properties were acquired using debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. However, the pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of September 30, 2007.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and for the period from January 10, 2006 (Date of Inception) through December 31, 2006 are presented as if we acquired Walker Ranch Apartment Homes, or the Walker Ranch property, Hidden Lake Apartment Homes, or the Hidden Lake property, Park at Northgate Apartments, or the Northgate property, Residences at Braemar, or the Braemar property, Baypoint Resort, or the Baypoint property, and Towne Crossing Apartments, or the Towne Crossing property, the El Dorado property, the Myrtles property and the Heights property, or collectively the Properties, and obtained our line of credit and the Wachovia Loan on January 10, 2006 (Date of Inception). The Properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. In some cases, we secured debt financing on a property subsequent to acquisition. However, the pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of January 10, 2006 (Date of Inception).

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations or financial position that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial position that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of September 30, 2007

		Q4 2007
		Previously	Acquisition of		Acquisition of
	Company	Reported	Myrtles		Heights		Company
	Historical(A)	Transactions(B)	Property(C)		Property(D)		Pro Forma

ASSETS
Real estate investments:
Operating properties, net	$148,854,000	$18,352,000	$37,017,000		$17,470,000		$221,693,000
Cash and cash equivalents	1,753,000	—	—		—		1,753,000
Accounts and other receivable, net	67,000	—	10,000		10,000		87,000
Restricted cash	2,715,000	379,000	71,000		32,000		3,197,000
Identified intangible assets, net	919,000	273,000	359,000		219,000		1,770,000
Other assets, net	1,299,000	169,000	405,000		234,000		2,107,000

Total assets	$155,607,000	$19,173,000	$37,862,000		$17,965,000		$230,607,000

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loan payables, net	$95,205,000	$13,600,000	$20,100,000		$10,475,000		$139,380,000
Unsecured note payables to affiliate	2,200,000	—	6,792,000		3,208,000		12,200,000
Line of credit	—	3,195,000	6,788,000		3,205,000		13,188,000
Accounts payable and accrued liabilities	3,701,000	389,000	16,000		9,000		4,115,000
Accounts payable due to affiliates	1,182,000	—	—		—		1,182,000
Security deposits and prepaid rent	456,000	33,000	174,000		131,000		794,000

Total liabilities	102,744,000	17,217,000	33,870,000		17,028,000		170,859,000

Commitments and contingencies

Minority interests of limited partner in Operating Partnership	1,000	—	—		—		1,000
Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—	—		—		—
Common stock, $0.01 par value; 300,000,000 shares authorized; 6,671,812 shares issued and outstanding	67,000	2,000	5,000	(E)	1,000	(E)	75,000
Additional paid-in capital	59,095,000	1,954,000	3,987,000	(E)	936,000	(E)	65,972,000
Accumulated deficit	(6,300,000)	—	—		—		(6,300,000)

Total stockholders’ equity	52,862,000	1,956,000	3,992,000		937,000		59,747,000

Total liabilities, minority interests and stockholders’ equity	$155,607,000	$19,173,000	$37,862,000		$17,965,000		$230,607,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Nine Months Ended September 30, 2007

			Q4 2007
			Previously	Acquisition of		Acquisition of
	Company	Q2 and Q3 2007	Reported	Myrtles		Heights		Company
	Historical(F)	Transactions(G)	Transactions(H)	Property(I)		Property(J)		Pro Forma

Revenues:
Rental income and other property revenue	$7,691,000	$5,686,000	$1,617,000	$2,748,000		$1,506,000		$19,248,000

Expenses:
Rental expenses	3,647,000	3,357,000	773,000	1,494,000	(K)	981,000	(K)	10,252,000
General and administrative	1,572,000	573,000	140,000	280,000	(L)	133,000	(L)	2,698,000
Depreciation and amortization	3,330,000	1,651,000	603,000	771,000	(M)	368,000	(M)	6,723,000

Total expenses	8,549,000	5,581,000	1,516,000	2,545,000		1,482,000		19,673,000

(Loss) income before other income (expense):	(858,000)	105,000	101,000	203,000		24,000		(425,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to note payables to affiliate	(168,000)	(493,000)	—	(380,000	)(N)	(179,000	)(N)	(1,220,000)
Interest expense related to mortgage loan payables and line of credit	(2,479,000)	(1,973,000)	(807,000)	(1,392,000	)(N)	(701,000	)(N)	(7,352,000)
Interest and dividend income	59,000	—	—	—		—		59,000

Loss from continuing operations	$(3,446,000)	$(2,361,000)	$(706,000)	$(1,569,000)		$(856,000)		$(8,938,000)

Loss from continuing operations per share — basic and diluted	$(0.82)							$(1.31)

Weighted — average number of common shares outstanding — basic and diluted	4,212,080							6,841,787	(O)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Period from January 10, 2006 (Date of Inception) through December 31, 2006

				Q4 2007
				Previously	Acquisition of		Acquisition of
	Company	2006	Q2 and Q3 2007	Reported	Myrtles		Heights		Company
	Historical(P)	Transactions(Q)	Transactions(R)	Transactions(S)	Property(T)		Property(U)		Pro Forma

Revenues:
Rental income and other property revenue	$660,000	$4,801,000	$9,672,000	$1,792,000	$3,386,000		$1,797,000		$22,108,000

Expenses:
Rental expenses	266,000	2,227,000	5,761,000	1,016,000	1,869,000	(V)	1,177,000	(V)	12,316,000
General and administrative	294,000	1,238,000	664,000	140,000	280,000	(W)	133,000	(W)	2,749,000
Depreciation and amortization	289,000	2,998,000	4,377,000	1,080,000	1,374,000	(X)	703,000	(X)	10,821,000

Total expenses	849,000	6,463,000	10,802,000	2,236,000	3,523,000		2,013,000		25,886,000

Loss before other income (expense):	(189,000)	(1,662,000)	(1,130,000)	(444,000)	(137,000)		(216,000)		(3,778,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to note payables to affiliate	(25,000)	—	(805,000)	—	(493,000	)(Y)	(233,000	)(Y)	(1,556,000)
Interest expense related to mortgage loan payables and line of credit	(314,000)	(2,866,000)	(3,331,000)	(1,154,000)	(1,805,000	)(Y)	(909,000	)(Y)	(10,379,000)
Interest and dividend income	5,000	—	—	—	—		—		5,000

Loss from continuing operations	$(523,000)	$(4,528,000)	$(5,266,000)	$(1,598,000)	$(2,435,000)		$(1,358,000)		$(15,708,000)

Loss from continuing operations per share - basic and diluted	$(1.99)								$(2.30)

Weighted — average number of common shares outstanding — basic and diluted	262,609								6,841,787	(Z)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
as of September 30, 2007 and for the Nine Months Ended September 30, 2007 and for the Period from January 10, 2006 (Date of Inception)
through December 31, 2006

1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007.

(A) As reported in our balance sheet as of September 30, 2007 included in this prospectus.

(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the El Dorado property and the Wachovia Loan, as previously reported. The purchase price allocations are preliminary and are subject to change.

(C) Represents the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Myrtles property. We have assumed the purchase price of $36,000,000, plus closing costs and acquisition fees, was financed through a 10-year, fixed rate, 5.79% per annum secured loan of $20,100,000, $6,788,000 in borrowings under the Wachovia Loan, a one-year, variable rate, term loan, $6,792,000 in borrowings under a fixed rate, 7.46% per annum unsecured loan from NNN Realty Advisors, Inc. and the net proceeds from the issuance of approximately 451,097 shares of common stock from our initial public offering. An acquisition fee of $1,080,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. We allocated the purchase price, plus closing costs, to the fair value of the assets acquired and liabilities assumed as follows: $4,765,000 to land, $31,013,000 to building and improvements, $1,239,000 to furniture, fixtures and equipment, $266,000 to in place leases, and $93,000 to tenant relationships.

(D) Represents the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Heights property. We have assumed the purchase price of $17,000,000, plus closing costs and acquisition fees, was financed through a 10-year, fixed rate, 5.79% per annum secured loan of $10,475,000, $3,205,000 in borrowings under the Wachovia Loan, $3,208,000 in borrowings under a fixed rate, 7.46% per annum unsecured loan from NNN Realty Advisors, Inc. and the net proceeds from the issuance of approximately 105,883 shares of common stock from our initial public offering. An acquisition fee of $510,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. We allocated the purchase price, plus closing costs, to the fair value of the assets acquired and liabilities assumed as follows: $3,223,000 to land, $14,008,000 to building and improvements, $239,000 to furniture, fixtures and equipment, $162,000 to in place leases, and $57,000 to tenant relationships.

(E) The Myrtles property and the Heights property were acquired using proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. The pro forma adjustments assume these proceeds were raised as of September 30, 2007.

2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007

(F) As reported in our statement of operations for the nine months ended September 30, 2007 included in this prospectus.

(G) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations from January 1, 2007 through the acquisition date of the Northgate property, the Braemar property, the Baypoint property and the Towne Crossing property (properties acquired during the nine months ended September 30, 2007) as if these assets had been acquired as of January 10, 2006 (Date of Inception).

(H) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the El Dorado property and acquisition of the Wachovia Loan (transactions during the three months ended December 31, 2007 that were previously reported) for the nine months ended September 30, 2007.

(I) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Myrtles property for the nine months ended September 30, 2007.

(J) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Heights property for the nine months ended September 30, 2007.

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)

(K) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive, for its services in managing our properties, a monthly management fee of up to 4.0% of the gross cash receipts of the property. As a result, the amount reflects property management fees reflective of our current advisory agreement. Also, adjustments were made for an incremental property tax expense assuming the acquisition prices and historical property tax rate.

(L) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter. At the time of the acquisition of the Myrtles property and the Heights property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee was incurred for the nine months ended September 30, 2007.

(M) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 40 year life. Depreciation expense on the portion of the purchase price allocated to land improvements is recognized using the straight-line method over the average remaining useful life of approximately 7 years for both the Myrtles property and the Heights property. Depreciation expense on the portion of the purchase price allocated to furniture, fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 12 years and 6 years for the Myrtles property and the Heights property, respectively. Amortization expense for in place leases are recognized using the straight-line method over the average remaining lease term of 7 months and 6 months for the Myrtles property and the Heights property, respectively. Amortization expense on intangible tenant relationships is recognized using the straight-line method over an estimated useful life of 7 months and 6 months for the Myrtles property and the Heights property, respectively. The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and are subject to change.

(N) We assumed the Myrtles property and the Heights property were financed using various debt instruments and offering proceeds as noted above in notes (C) and (D). As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The Wachovia Loan is a variable rate loan. If interest rates increase by 0.125%, interest expense would increase by $9,000.

(O) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the transactions. The calculation assumes the transactions occurred on January 10, 2006 (Date of Inception).

3. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 10, 2006 (Date of Inception) through December 31, 2006.

(P) As reported in our statement of operations for the period from January 10, 2006 (Date of Inception) through December 31, 2006 included in this prospectus.

(Q) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations from January 10, 2006 (Date of Inception) through the transaction date of the acquisition of the Walker Ranch property and the Hidden Lake property and fees in connection with the line of credit, (transactions occurring during the three months ended December 31, 2006) as if these transactions had occurred as of January 10, 2006 (Date of Inception).

(R) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations from January 10, 2006 (Date of Inception) through December 31, 2006 of the Northgate property, the Braemar property, the Baypoint property and the Towne Crossing property (properties acquired during the nine months ended September 30, 2007) as if these assets had been acquired as of January 10, 2006 (Date of Inception).

Grubb & Ellis Apartment REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — (Continued)

(S) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the El Dorado property and acquisition of the Wachovia Loan (transactions during the three months ended December 31, 2007 that were previously reported) for the period from January 10, 2006 (Date of Inception) through December 31, 2006.

(T) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Myrtles property for the period from January 10, 2006 (Date of Inception) through December 31, 2006.

(U) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Heights property for the period from January 10, 2006 (Date of Inception) through December 31, 2006.

(V) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive, for its services in managing our properties, a monthly management fee of up to 4.0% of the gross cash receipts of the property. As a result, the amount reflects property management fees reflective of our current advisory agreement. Also, adjustments were made for an incremental property tax expense assuming the acquisition prices and historical property tax rate.

(W) Pursuant to our advisory agreement, an affiliate of our advisor is entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. The asset management fee is calculated monthly not to exceed one-twelfth of 1.0% of the average invested assets as of the last day of the immediately preceding quarter. At the time of the acquisition of the Myrtles property and the Heights property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, an asset management fee was incurred for the period from January 10, 2006 (Date of Inception) through December 31, 2006.

(X) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 40 year life. Depreciation expense on the portion of the purchase price allocated to land improvements is recognized using the straight-line method over the average remaining useful life of approximately 7 years for both the Myrtles property and the Heights property. Depreciation expense on the portion of the purchase price allocated to furniture, fixtures and equipment is recognized using the straight-line method and an estimated average useful life of approximately 12 years and 6 years for the Myrtles property and the Heights property, respectively. Amortization expense for in place leases are recognized using the straight-line method over the average remaining lease term of 7 months and 6 months for the Myrtles property and the Heights property, respectively. Amortization expense on intangible tenant relationships is recognized using the straight-line method over an estimated useful life of 7 months and 6 months for the Myrtles property and the Heights property, respectively. The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and are subject to change.

(Y) We assumed the Myrtles property and the Heights property were financed using various debt instruments and offering proceeds as noted above in notes (C) and (D). As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The Wachovia Loan is a variable rate loan. If interest rates increase by 0.125%, interest expense would increase by $12,000.

(Z) Represents the weighted-average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the transactions. The calculation assumes the transactions occurred on January 10, 2006 (Date of Inception).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.
Date: July 18, 2008	By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer and President